UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2007

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with (i) the resignation of Brent W. Christensen as Senior Vice President – Finance and Chief Financial Officer of Meade Instruments Corp. ("Meade" or the "Company"), and (ii) the elimination of Meade’s in-house general counsel position and corresponding departure of Mark D. Peterson as the Company’s Senior Vice President, General Counsel and Secretary, Meade has entered into an Executive Severance Agreement with both Mr. Christensen and Mr. Peterson, copies of which are attached as Exhibits 10.88 and 10.89, respectively, and are incorporated herein by reference. The Executive Severance Agreements set forth, among other matters, the severance arrangements, settlement and release arrangements, termination arrangements, and consulting arrangements for Mr. Christensen and Mr. Peterson, respectively.

In addition, effective February 28, 2007, the Company terminated its Employment Agreement with Robert L. Davis, pursuant to which Mr. Davis served as Meade’s Senior Vice President. In connection with this termination, the Company will pay to Mr. Davis a severance amount as set forth in his Employment Agreement which includes a payment equal to one year’s base salary and the tax effected cash equivalent of all additional benefits that Mr. Davis is entitled to receive during a one year period. Mr. Davis will continue to serve as an at-will employee of the Company as well as its Senior Vice President – Sales until the Company is able to complete negotiations regarding a new employment agreement with Mr. Davis, or Mr. Davis’ successor has been named and commences employment. In connection with the termination of Mr. Davis’ Employment Agreement, Meade has entered into an Executive Severance Agreement with Mr. Davis, a copy of which is attached as Exhibit 10.90, and is incorporated herein by reference. The Executive Severance Agreement sets forth, among other matters, the severance arrangement, settlement and release arrangement, termination arrangement, and consulting arrangement for Mr. Davis.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

March 6, 2007	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice President - Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.88	Executive Severance Agreement, dated as of February 28, 2007, by and between the Company and Brent W. Christensen.
10.89	Executive Severance Agreement, dated as of February 28, 2007, by and between the Company and Mark D. Peterson.
10.90	Executive Severance Agreement, dated as of February 28, 2007, by and between the Company and Robert L. Davis.